SUPPLEMENT DATED JUNE 19, 2009
TO THE CLASS R-4 PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus. RISK/RETURN SUMMARY

Effective June 30, 2009, Principal Funds Distributor, Inc. will become the sole distributor for the Institutional, J, R-1, R-2, R-3, R-4, and R-5 share classes of Principal Funds, Inc. Use of the term “distributor” throughout the prospectuses for these share classes refers to Principal Funds Distributor, Inc.

Fees and Expenses

Add the following paragraph to the Fees and Expenses section on page 4:

The Annual Fund Operating Expenses tables in the prospectus reflect fees and expenses based on average net assets as of the fiscal year ended October 31, 2008, and do not reflect any change in expense ratios resulting from a change in assets under management since October 31, 2008. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Expense ratios, as of April 30, 2009, are available in the Fund’s semi-annual report, which will be available on www.principal.com.